Exhibit 99.2 september 15, 2022 merger of oaktree specialty lending corporation (nasdaq: ocsl) and oaktree strategic income ii, inc. (“osi ii”)

Forward Looking Statements & Legal Disclosures Some of the statements in this presentation constitute forward-looking statements because they relate to future events, future performance or financial condition or the two-step merger (collectively, the “Mergers”) of Oaktree Strategic Income II, Inc. (“OSI II”) with and into Oaktree Specialty Lending Corporation (“OCSL”). The forward-looking statements may include statements as to: future operating results of OSI II and OCSL and distribution projections; business prospects of OSI II and OCSL and the prospects of their portfolio companies; and the impact of the investments that OSI II and OCSL expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this presentation involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Mergers closing; (ii) the expected synergies and savings associated with the Mergers; (iii) the ability to realize the anticipated benefits of the Mergers, including the expected elimination of certain expenses and costs due to the Mergers; (iv) the percentage of OSI II and OCSL stockholders voting in favor of the proposals submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk that stockholder litigation in connection with the Mergers may result in significant costs of defense and liability; (ix) changes in the economy, financial markets and political environment, including the impacts of inflation and rising interest rates; (x) risks associated with possible disruption in the operations of OSI II and OCSL or the economy generally due to terrorism, war or other geopolitical conflict (including the current conflict between Russia and Ukraine); natural disasters or the COVID-19 pandemic; (xi) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (xii) conditions in OSI II’s and OCSL’s operating areas, particularly with respect to business development companies or regulated investment companies; (xiii) general considerations associated with the COVID-19 pandemic; and (xiv) other considerations that may be disclosed from time to time in OSI II’s and OCSL’s publicly disseminated documents and filings. OCSL has based the forward-looking statements included in this presentation on information available to OCSL on the date of this presentation, and OCSL assumes no obligation to update any such forward-looking statements. Although OCSL undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that OSI II and OCSL in the future may file with the Securities and Exchange Commission (“SEC”), including the Joint Proxy Statement and the Registration Statement (each as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Unless otherwise indicated, data provided herein are dated as of June 30, 2022. 1

Forward Looking Statements & Legal Disclosures (continued) Additional Information and Where to Find It In connection with the Mergers, OSI II and OCSL plan to file with the SEC and mail to their respective stockholders a joint proxy statement on Schedule 14A (the “Joint Proxy Statement”), and OCSL plans to file with the SEC a registration statement on Form N-14 (the “Registration Statement”) that will include the Joint Proxy Statement and a prospectus of OCSL. The Joint Proxy Statement and the Registration Statement will each contain important information about OSI II, OCSL, the Mergers and related matters. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. STOCKHOLDERS OF OSI II AND OCSL ARE URGED TO READ THE JOINT PROXY STATEMENT AND REGISTRATION STATEMENT, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OSI II, OCSL, THE MERGERS AND RELATED MATTERS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov and, for documents filed by OCSL, from OCSL’s website at http://www.oaktreespecialtylending.com. Participants in the Solicitation OSI II, its directors, certain of its executive officers and certain employees and officers of Oaktree Fund Advisors, LLC and its affiliates (collectively, “Oaktree”) may be deemed to be participants in the solicitation of proxies in connection with the Mergers. Information about the directors and executive officers of OSI II is set forth in its proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on January 20, 2022. OCSL, its directors, certain of its executive officers and certain employees and officers of Oaktree may be deemed to be participants in the solicitation of proxies in connection with the Mergers. Information about the directors and executive officers of OCSL is set forth in its proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on January 20, 2022. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the OSI II and OCSL stockholders in connection with the Mergers will be contained in the Joint Proxy Statement when such document becomes available. These documents may be obtained free of charge from the sources indicated above. No Offer or Solicitation This presentation is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this presentation is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in OSI II, OCSL or in any fund or other investment vehicle managed by Oaktree. 2

Expected to Deliver Significant Benefits to OCSL Stockholders Increased scale with Expected to be accretive $3+ billion of assets and to NII improved secondary market liquidity Increase in first lien investments Acquisition of a known, diversified portfolio with significant investment overlap that has been Greater access to more under Oaktree diverse and lower cost management sources of debt The board of directors of each of OCSL and OSI II have unanimously approved the Mergers and believe 1 that they will create significant value for stockholders of both companies 1 In connection with the consideration of a transaction, the board of directors of each of OCSL and OSI II established a special committee, consisting only of certain independent directors. The board of directors 3 of each of OCSL and OSI II unanimously approved the Mergers following the unanimous recommendation of the OCSL Special Committee and OSI II Special Committee, respectively.

Transaction Summary • OCSL to acquire 100% of OSI II in a stock-for-stock transaction, with shares of OSI II common stock to be exchanged for shares of OCSL common stock on a NAV-for-NAV basis merger structure • Merger will result in an ownership split of the combined company proportional to each of OCSL’s and OSI II’s respective net asset values • Combined company will continue to trade under the ticker symbol “OCSL” on the Nasdaq Global Select Market • $3.3 billion of total assets; $1.6 billion of net assets • 158 portfolio companies combined company • Pro forma net leverage of 1.01x debt-to-equity; no anticipated changes to OCSL’s target leverage ratio of 0.90x to 1.25x balance sheet • Flexible capital structure with no material near-term debt maturities • OCSL’s existing debt sources will remain outstanding and OSI II’s credit facilities will be assumed by OCSL • OCSL base management fee rate of 1.50% to remain unchanged • OCSL 17.5% incentive fee and 6% hurdle rate to remain unchanged fee structure • Oaktree has agreed to waive base management fees equal to $9 million for two years: $1.5 million per quarter (with such amount appropriately prorated for any partial quarter) in the first year following closing and $750,000 per quarter (with such amount appropriately prorated for any partial quarter) in the second year following closing • OCSL: Affirmative vote of a majority of votes cast where a quorum is present required approvals • OSI II: Affirmative vote of a majority of outstanding shares • Regulatory approvals and other customary closing conditions • Oaktree will continue to serve as the investment adviser of the combined company management & governance • OCSL’s officers and board of directors expected to remain unchanged • Expect to file a joint proxy statement / prospectus and registration statement before the end of calendar year 2022 anticipated timing • Anticipate closing in fiscal Q2 2023, subject to stockholder approval and satisfaction or waiver of other closing conditions As of June 30, 2022 4

Overview of OSI II portfolio characteristics • Private, non-traded BDC that began investing in 2018 (At fair value) • Over $325 million of net assets as of June 30, 2022 • Managed by Oaktree’s Strategic Credit strategy, the same team $567mm 115 that manages OCSL total investments portfolio companies • Has substantially similar investment focus as OCSL • Strong performance since inception: 9.4% 92% weighted average yield on floating rate – 9.3% return on net investment income over trailing twelve debt investments debt portfolio months – No investments currently on non-accrual status 97% 0 1 – 9.4% dividend yield senior secured non-accruals debt investments portfolio composition industry composition (As % of total portfolio at fair value, $ in millions) (As % of total portfolio at fair value; based on GICS sub-industry classification) 3% Application Software 19.7% Pharmaceuticals 5.3% First Lien – $477 13% Biotechnology 4.1% Construction & Engineering Second Lien – $73 3.7% Industrial Machinery 3.6% Unsecured – $2 Aerospace & Defense 3.1% Fertilizers & Agricultural Chemicals 3.1% Equity – $14 84% Internet & Direct Marketing Retail 3.1% Health Care Technology 3.1% Personal Products 2.9% As of June 30, 2022 1 Dividend yield reflects the latest declared distribution annualized dividend by the last reported NAV. 5

Strategic Rationale 1 • Combined company will have more than $3 billion of total assets and over $1.5 billion of net assets increased scale Increased Scale and and secondary Secondary Market • Larger market capitalization may lead to broader equity research coverage to reach a larger set of investors market liquidity Liquidity • Potential for greater trading liquidity, providing path toward increased institutional ownership 2 • Combination of two known, complimentary investment portfolios that have been under Oaktree management improved portfolio Enhanced metrics and • Significant investment overlap as over 97% of OSI II’s portfolio investments are also in OCSL’s portfolio Diversification via seamless portfolio Seamless Portfolio 1 • Increase in first lien investments as 84% of OSI II’s portfolio is first lien vs. 70% of OCSL’s portfolio integration Integration • Strong credit quality in combined portfolio with no investments on non-accrual 3 • Larger scale of OCSL may improve access to more diverse, lower cost sources of debt capital greater access to Enhanced Access to debt capital markets • OSI II stockholders expected to benefit from OCSL’s lower cost, more flexible capital structure including Debt Capital Markets investment grade credit ratings and unsecured debt 4 anticipated to be • Expected to be accretive to NII per share for both OCSL and OSI II stockholders Accretive to Net accretive to net Investment Income • The combined company is expected to recognize expense savings through cost and operational synergies investment income Oaktree believes that combining OCSL and OSI II will create significant value for stockholders of both companies by realizing the benefits of increased scale As of June 30, 2022 1 At fair value. 6

The Combination of OCSL and OSI II Would Create a Top Ten Publicly-Traded BDC by Total Assets top 20 publicly traded bdcs by total assets ($ in millions) $25,000 20,000 15,000 $21,797 10,000 $17,189 $13,088 $604 million of $10,383 5,000 additional assets $7,663 $5,770 $3,826 $3,678 $3,405 $3,294 $2,870 $2,829 $2,689 $2,635 $2,580 $2,426 $2,392 $2,046 $1,875 $1,873 $1,431 0 ARCC FSK ORCC BXSL PSEC GBDC MAIN GSBD NMFC Pro HTGC BBDC OCSL MFIC TSLX BCSF SLRC CGBD CION TCPC PNNT Forma 1 OCSL The pro forma company would have nearly $3.3 billion of total assets As of June 30, 2022 Source: Refinitv BDC Collateral 1 Pro Forma OCSL based on combining total assets of OCSL and OSI II as of June 30, 2022. 7

Larger BDCs are Generally More Liquid market capitalization and 3-month average daily trading volume ($) ($ in millions) $12,000 $60 50 10,000 40 8,000 30 6,000 20 4,000 10 2,000 0 0 -10 ARCC FSK ORCC BXSL MAIN PSEC GBDC HTGC GSBD Pro TSLX NMFC OCSL BBDC BCSF SLRC MFIC TCPC CGBD CION PNNT Forma 1 OCSL A larger market capitalization may improve OCSL’s secondary market trading liquidity, making the stock more attractive to institutional investors Trading data as of September 13, 2022 Source: S&P Capital IQ, company websites. Note: Comp set composed of top-20 publicly-traded BDCs by total assets as of June 30, 2022. 1 Pro Forma OCSL based on applying OCSL’s current price to NAV multiple to OSI II’s NAV as of June 30, 2022, excluding the impact of expenses related to the Mergers or any tax-related distributions. 8 Market Cap 3-Month Daily Trading Volume ($)

Improved Metrics Resulting From the Combined Investment Portfolio portfolio diversification (At fair value unless otherwise noted, $ in thousands) ocsl osi ii combined Investments at Fair Value $2,565,388 $566,676 $3,132,064 Top 10 Investments (%) 22.6% 23.6% 21.8% Number of Portfolio Companies 151 115 158 Non-Accruals at Cost (%) - - - Assets by Type 3% 4% 4% 2% 2% 5% 7% First Lien 13% Second Lien 16% 17% Unsecured Equity 70% 73% 84% Joint Venture Interests 1 Industry Diversification Application Software JV Interests 15.7% 16.4% 19.7% Pharmaceuticals 5.4% 6.6% Data Processing & Outsourced Services 5.3% Biotechnology 4.8% 4.7% Health Care Technology 4.1% 60.5% 61.6% 60.8% 4.1% 4.4% Construction & Engineering 3.7% 4.0% Industrial Machinery 4.0% 3.6% Aerospace & Defense 3.6% 3.8% 3.1% Other As of June 30, 2022 1 Based on GICS sub-industry classification. 9

Significant Portfolio Overlap 1 investment overlap (At fair value, $ in millions) ocsl osi ii Non-Overlapping Non-Overlapping Investments, 3% Investments, 14% Overlapping Overlapping Investments, 86% Investments, 97% Fair Value % Portfolio Fair Value % Portfolio Overlapping Investments $2,058 $552 86% 97% Non-Overlapping Investments 337 15 14 3 Total Investments $2,396 $567 Substantial investment overlap will help facilitate a seamless portfolio integration As of June 30, 2022 Note: Numbers may not sum due to rounding. 10 1 Excludes OCSL’s investments in the Kemper JV and the Glick JV.

Opportunity for Debt Optimization the merger of ocsl and osi ii is expected to optimize financing costs • Larger scale may improve access to more diverse, lower cost sources of debt capital • Ability to consolidate existing borrowing facilities • Combined company is expected to benefit from OCSL’s investment grade credit ratings and ability to access unsecured debt markets comparative debt mix ($ in millions) ocsl osi ii combined Total Funded Debt $1,395 $270 $1,665 Total Committed Debt 1,850 316 2,160 Net Assets 1,264 325 1,589 Cash 34 21 55 Net Leverage Ratio 1.08x 0.76x 1.01x Funding Mix 2% 12% 12% Unsecured Notes 24% 39% Revolving Credit Facilities 47% SPV Funding Facilities 41% 86% Secured Borrowings 37% 11 As of June 30, 2022

Anticipated to be Accretive to Net Investment Income 1 potential cost synergies estimated annual operating expense savings ($ in millions) $1.4 million operational synergies through the in operating expense $14 elimination of expenses totaling an savings $11.9 estimated $1.4 million annually 12 $10.5 $2.6 10 8 streamlined capital structure estimated to 6 save $0.2 to $0.3 million annually $9.3 4 2 0 management fee waiver of $9 million over OCSL + OSI II Standalone Pro Forma two years ($6 million in year one, $3 OCSL OSI II million in year two) immediately following closing of merger OCSL OSI II Combined 2 Expense Ratio 0.35% 0.42% 0.32% As of June 30, 2022 1 OCSL and OSI II standalone operating expenses include professional fees, administrator expense, general and administrative expenses and directors fees over the trailing twelve-month period ended June 30, 2022. 2 Represents operating expenses (professional fees, administrator expense, general and administrative expenses and directors fees) over the trailing twelve-month period ended June 30, 2022 as a percentage of 12 average total assets over the same time period.

Conclusion increased scale and secondary market liquidity potential improved portfolio metrics and seamless portfolio integration greater access to debt capital markets anticipated to be accretive to net investment income 13

Appendix

Appendix I: Total Merger Consideration 1 merger consideration highlights illustrative example ($ and share amounts in millions, except per share data) Total merger consideration will be based on the net asset values of OCSL and OSI II $18.69 $6.89 osi ii nav ocsl nav • OCSL to acquire 100% of OSI II in a stock-for-stock per share per share transaction, with shares of OSI II common stock to be exchanged for shares of OCSL common stock on a NAV-for-NAV basis 2.71x • Mergers will result in an ownership split of the combined company proportional to each of OCSL’s exchange ratio and OSI II’s respective net asset values • At closing, NAV used in determining the exchange ratio will reflect transaction expenses and any tax- (Total NAV and shares in millions) OSI II OCSL Combined related distributions Total NAV $325 $1,264 $1,589 Shares Outstanding 17.4 183.4 230.6 NAV Per Share $18.69 $6.89 $6.89 1 Based on net asset values as of June 30, 2022. Net asset values do not include the impact of expenses related to the Mergers or any tax-related distributions. Final merger NAV will be determined within 48 15 hours prior to closing (excluding Sundays and Holidays).

Appendix II: OCSL & OSI II Comparison portfolio and balance sheet metrics (At fair value, $ in thousands) OCSL OSI II Combined Company Portfolio: Investments at Fair Value $2,565,388 $566,676 $3,132,064 Top 10 Investments (%) 22.6% 23.6% 21.8% Number of Portfolio Companies 151 115 158 First Lien (%) 70% 84% 73% Second Lien (%) 17% 13% 16% Unsecured (%) 3% 0% 2% Equity (%) 4% 3% 4% Joint Venture Interests (%) 7% - 5% Non-Accruals at Cost - - - Balance Sheet: Total Assets $2,689,378 $604,196 $3,293,574 Cash and Cash Equivalents $34,306 $21,175 $55,481 1 Total Debt Outstanding $1,356,606 $269,802 $1,626,408 Net Assets $1,263,529 $325,280 $1,588,809 Total Debt to Equity Ratio 1.10x 0.83x 1.05x Net Debt to Equity Ratio 1.08x 0.76x 1.01x 1 Unsecured Borrowings (%) 47% - 39% As of June 30, 2022 16 1 Net of unamortized financing costs.